===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        FRONTIER NATIONAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

[LOGO OF FRONTIER NATIONAL CORPORATION APPEARS HERE]
                                                                  April 14, 2000

To the Shareholders of
  FRONTIER NATIONAL CORPORATION

  You are cordially invited to attend the Annual Meeting of Shareholders of Frontier National Corporation ("Frontier") to be held at 3:00 p.m. Central Daylight Time on Monday, May 15, 2000, at the B. B. Comer Memorial Library, 314 North Broadway, in Sylacauga, Alabama.

  At the meeting you will be asked to:

  . Elect the board of directors to serve until the next annual meeting of shareholders;

  . Ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountant's and auditors for fiscal year 2000; and

  . Transact such other business as may properly come before the meeting or any adjournment thereof.

  We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Our Annual Report, although not a part of these proxy materials, is also included to provide information about our activities and performance during 1999. In addition, upon request, we will provide to you, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 1999, as filed with the Securities and Exchange Commission. Requests should be directed to Brenda Williamson, Frontier National Corporation, Post Office Drawer 630, Sylacauga, Alabama 35150, (256) 249-1629.

  It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy in the postage-paid envelope enclosed for that purpose. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request.

    Very truly yours,


    /s/ Harry I. Brown, Jr.                     /s/ Steven R. Townson
    -----------------------                    -----------------------------
    Harry I. Brown, Jr.                        Steven R. Townson
    Chairman of the Board                      Vice-Chairman of the Board,
                                               President and
                                               Chief Executive Officer

                         Frontier National Corporation
                               43 North Broadway
                            Sylacauga, Alabama 35150

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 15, 2000

  Notice is hereby given that the Annual Meeting of Shareholders of Frontier National Corporation will be held on May 15, 2000, at 3:00 p.m., Central Daylight Time, at the B. B Comer Memorial Library, 314 North Broadway, Sylacauga, Alabama 35150, for the following purposes:

    1. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

    2. To ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal year 2000.

    3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

  Only shareholders of record at the close of business on March 20, 2000, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ Kerri C. Newton
                                          _____________________________________
                                          Kerri C. Newton, Secretary

April 14, 2000


                             YOUR VOTE IS IMPORTANT

 WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE. IN THE EVENT YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE BALLOTING AND VOTE YOUR SHARES IN PERSON.

                         Frontier National Corporation
                               43 North Broadway
                           Sylacauga, Alabama 35150

                                PROXY STATEMENT

                      FOR ANNUAL MEETING OF SHAREHOLDERS

  Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about April 14, 2000. Our annual report is not a part of this proxy statement.

  Frontier is a two-bank holding company with banks headquartered in Lanett and Sylacauga, Alabama. During 1999, the names of both Valley National Bank and First National--America's Bank were officially changed to Frontier National Bank. However, for clarity, we will refer to the banks as Valley National and First National in this proxy statement. In addition, the information in this proxy statement relating to number of shares reflect a 3 for 2 stock split which we issued in May of 1999.

                     INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

  May 15, 2000, 3:00 p.m. Central Daylight Time.

Where will the annual meeting be held?

  B.B. Comer Memorial Library, 317 North Broadway, Sylacauga, Alabama.

What items will be voted upon at the annual meeting?

  You will be voting upon the following matters:

  1. Election of Directors. To elect the board of directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

  2. Ratification of Auditors. To ratify the appointment of Schauer, Taylor, Cox, & Vise, P.C. as our independent accountants and auditors for fiscal year 2000.

  3. Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can vote?

  You are entitled to vote your common stock if our records show that you held your shares as of the close of business on March 20, 2000, the record date. Each shareholder is entitled to one vote for each share of common stock held on March 20, 2000. On that date, there were 3,415,863 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

  If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of Frontier's auditors, you may vote "for" or "against" or you may "abstain" from voting.

  If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them "for" the election of the nominees for directors and "for" the ratification of Schauer, Taylor, Cox & Vise, P.C. as Frontier's auditors.


  The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgement.

How do I change or revoke my proxy?

  You can change or revoke your proxy at any time before it is voted at the annual meeting by:

  1. submitting another proxy with a more recent date than that of the proxy first given; or

  2. attending the annual meeting and voting in person; or

  3. sending written notice of revocation to our corporate secretary, Kerri
     C. Newton at Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.

If I return my proxy can I still attend the annual meeting?

  You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

  If a quorum is present at the annual meeting,

  . the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

  . the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

What constitutes as a "quorum" for the meeting?

  A majority of the outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

  This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Frontier. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Frontier who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have retained The Trust Company of Sterne, Agee & and Leach, Inc. to assist in the solicitation for a fee of approximately $500 plus reasonable out-of-pocket expenses.

When are shareholders proposals for the 2001 annual meeting due?

  It is currently contemplated that Frontier's 2001 Annual Meeting of Shareholders will be held on or about May 21, 2001. Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2001 must be received by Frontier's Secretary, no later than December 14, 2000. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

  If a shareholder, rather than placing a proposal in our proxy as discussed above, commences his or her own proxy solicitation for the 2001 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Frontier of such proposal by or before February 28, 2001. If notice is not received by this date, Frontier may exercise discretionary voting authority as to that matter under proxies solicited for the 2001 annual meeting.

Proposal 1. ELECTION OF DIRECTORS

  At the annual meeting, the board of directors will be elected to hold office for a term of one year or until their successors are elected and qualified. The following persons have been nominated to serve as directors: Wesley Bowden, Harry Brown, Jr., Harry Brown, Sr., Charles Reeves, Steven Sprayberry, Raymond Styres, Steven Townson and Christopher Zodrow. Although the board of directors anticipates that the nominees will be available to serve as our directors, if any nominee should be unable or unwilling to accept nomination or election as a director, the proxies may be voted with discretionary authority for a substitute designated by the board of directors.

  Director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting. Information about the individuals nominated as directors is provided below:

                            Director
 Name of Director       Age  Since      Principal Occupation for Past 5 Years
 ----------------       --- -------- ------------------------------------------
 Wesley L. Bowden        64   1998   Bowden Oil Company, Inc.--Chairman,
                                     President & CEO, January 1967 to present.

 Harry I. Brown, Jr.     52   1998   Frontier--Chairman, August 1998 to
                                     present; President & CEO, August 1998 to
                                     May 1999. First National Sylacauga
                                     Corporation--President & CEO, February
                                     1998 to August 1998; President & COO,
                                     February 1992 to August 1998.

 Harry I. Brown, Sr.     79   1998   First National--Chairman, 1966 to present;
                                     CEO, 1966 to February 1998. First National
                                     Sylacauga Corporation--Chairman, November
                                     1984 to August 1998; CEO, November 1984 to
                                     February, 1998.

 Charles M. Reeves, Jr.  75   1997   Valley National--Chairman, August 1998 to
                                     Present. Valley National Corporation--
                                     Chairman, February 1997 to August 1998.
                                     Skinner Furniture Corporation--Vice-
                                     chairman, until August 1998.

 Steven E. Sprayberry    48   1998   The Frontier Agency, Inc. /dba/ Wright &
                                     Sprayberry Insurance--President & CEO,
                                     November 1998 to present. Wright-
                                     Sprayberry, Inc.--co-owner until November
                                     1998.

 Raymond C. Styres       61   1998   Reiter Corporation--Regional Sales
                                     Manager, January 1993 to present.

                           Director
 Name of Director      Age  Since      Principal Occupation for Past 5 Years
 ----------------      --- -------- -------------------------------------------
 Steven R. Townson      42   1997   Frontier--Vice Chairman, President & CEO,
                                    May 1998 to present; Vice Chairman & COO,
                                    August 1998 to May 1999. Valley National
                                    Corporation--President & CEO, February 1997
                                    to August 1998. First National--CEO, May
                                    1999 to present. Valley National--President
                                    & CEO, August 1996 to present. BancAlabama,
                                    Inc. and BankAlabama--President & COO, and
                                    President & CEO, respectively, June 1995 to
                                    August 1996.

 Christopher N. Zodrow  53   1998   West Point Stevens, Inc.--Vice president,
                                    Secretary and Assistant General Counsel,
                                    1995 to present.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

  The board of directors currently consists of the above-named eight directors. Mr. Reeves and Mr. Townson were charter members of the board of Valley National Corporation which was organized in 1997. Upon Valley National Corporation's merger with First National Sylacauga Corporation in 1998, the other directors became part of the board of Valley National Corporation, which was renamed Frontier National Corporation. Harry I. Brown, Sr. is the father of Harry I. Brown, Jr. There are no other family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

  Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person's successor is chosen and qualified or until such person's death, resignation, or removal.

 Executive Officers   Age         Principal Occupation for Past 5 Years
 ------------------   --- -----------------------------------------------------
 Benjamin B. McMillan  34 First National--Executive Vice President, March 1999
                          to present. Union Planters Bank, N.A., Decatur, AL:--
                          Area Lending Office, August 1996 to February, 1999.
                          First Bank of the Villages, Lady Lake, Florida--
                          Senior Lending Officer, May 1995 to August 1996.

 Kerri C. Newton       30 Valley National--Senior Vice President and Chief
                          Financial Officer, February 1997 to present. The
                          County Bank, Greenwood, SC--Vice President and
                          Financial Officer, May 1993 to January 1997.

 Mark A. Payne         35 First National--Executive Vice President 1998 to
                          present; Senior Vice President, 1995 to 1998: Vice
                          President 1993 to 1995.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

  Pursuant to Alabama law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

1999 Board Meetings

  During 1999 our board of directors held 12 meetings. All directors attended 100% of the meetings held by Frontier during 1999.

Board Committees

  The Board has three committees: the audit committee, the compensation committee and the executive committee.

  . The audit committee, consisting of directors Reeves, Styres and Zodrow, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The audit committee met two times during 1999.

  . The compensation committee is composed of directors Brown, Sr., Reeves, Styres and Zodrow. The compensation committee establishes salary and compensation guidelines for our employees and sets executive compensation. The compensation committee held one meeting during 1999.

  . The executive committee consists of directors Bowden, Brown, Jr., Brown, Sr. Reeves, Styres, Townson and Zodrow. The executive committee considers certain strategic planning issues for Frontier and did not meet during 1999.

Director Compensation

  Each director received a fee of $750 for each board meeting he attended during 1999 and $250 for each committee meeting he attended.

Proposal 2. RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX & VISE,
          P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL
          2000

  The board of directors has confirmed the appointment by the audit committee of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 2000. Schauer, Taylor, Cox & Vise, P.C. served as independent accountants and auditors of Frontier for the years ended December 31, 1998 and 1999. Representatives of the firm will be present at the annual meeting will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

  The affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the annual meeting and entitled to vote is required to ratify the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal year 2000.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE APPOINTMENT OF SCHAUER, TAYLOR, COX & VISE, P.C. AS FRONTIER'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2000.

      CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, AND LEGAL PROCEEDINGS

  Certain directors and executive officers of Frontier, and certain associates and members of the immediate family of these individuals, were customers of, and had loan transactions with, Frontier and its subsidiaries in the ordinary course of business during 1999. In the our opinion, all such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions of other persons and corporations and did not involve more than the normal risk of collectability or present other unfavorable features. Transactions of a similar nature will, in all probability, occur in the future in the ordinary course of business.

  In April 1999, Frontier entered into an agreement to purchase two building lots in Chelsea, Alabama. The agreement allocated the purchase price between the two lots. Frontier then assigned, for no monetary consideration, its right to purchase one of the lots for the agreed purchase price to Wesley L. Bowden. Mr. Bowden is a director of Frontier and of First National.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission, as well as to furnish us with a copy of such report. Additionally, SEC regulations require us to identify in our proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 1999, all directors and/or executive officers of Frontier made timely filings of all required forms, except that director Reeves made one late filing for one transaction and director Styres made two late filings for two transactions.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                        CHANGE IN CONTROL ARRANGEMENTS

  Harry I. Brown, Jr. and Steven R. Townson entered into employment agreements with Frontier after the merger of First National Sylacauga Corporation and Valley National Corporation. Mr. Brown's current agreement is for him to serve as Chairman of our board of directors. Mr. Townson's agreement is for him to serve as Vice-Chairman of the Board, President, and Chief Executive Officer of Frontier and President and Chief Executive Officer of both banks. Mr. Brown's current annual salary is $131,000 while Mr. Townson's salary is $157,601. Both agreements are for five (5) years, and are automatically extended each year by one (1) additional year unless one hundred twenty (120) days prior to each year-end our board of directors gives notice that the agreement will not be extended. Upon a "change of control" as defined in the agreements, in addition to any remaining payments due under the agreements, Mr. Brown and Mr. Townson may be eligible for an additional payment equal to the present value of 2.99 times their average annual compensation payable under the agreement for the most recent five (5) taxable years ending before the "change of control." Finally, as additional compensation at the time of the merger in 1998, both Mr. Brown and Mr. Townson received options to purchase 75,000 shares of Class A Common Stock at $6.67 per share for a period of ten (10) years. Mr. Brown exercised 15,000 of his options in 1998.

  In addition, Mr. Brown and Mr. Townson have salary continuation agreements which provide for certain payments upon death or retirement. The board of directors have decided to reduce the amounts payable under these plans. Both agreements include vesting schedules that provide payment of the benefit amount upon the officer's retirement if the officer remains employed until he is fully vested. With regard to Mr. Brown, the new agreement will provide for 15 annual payments of up to $175,000 upon retirement. With regard to Mr. Townson, the new agreement will provide for 15 annual payments of up to $275,000 upon retirement.

                            EXECUTIVE COMPENSATION

  The following table sets forth the total amount of compensation paid by Frontier to or for the account of Harry I. Brown, Jr., our Chairman and Steven
R. Townson, our President and CEO for the fiscal years ended December 31, 1999, 1998 and 1997 (no other executive officers of Frontier received annual compensation in excess of $100,000):

                                                                                 Long-term
                                              Annual Compensation              Compensation
                                     ------------------------------------- ---------------------
                                                            Other Annual   Securities Underlying  All Other
Name and Principal Position  Year    Salary ($) Bonus ($) Compensation ($)   Option Awards (#)   Compensation
---------------------------  ----    ---------- --------- ---------------- --------------------- ------------
Harry I. Brown, Jr. .....    1999     135,037         0        11,033(2)               0            16,500(1)
 Chairman of the Board       1998     125,000         0             0             75,000             5,250(6)
                             1997(4)  114,849    15,431         6,865                  0             7,200(6)

Steven R. Townson........    1999     133,577    10,000             0                  0            15,825(1)
 Vice-Chairman, President    1998     125,000         0         7,200(3)          75,000             5,650(6)
 & CEO                       1997(5)   83,135         0         8,580             90,000             3,900(6)

--------
(1)  Director fees and KSOP contribution
(2)  Automobile allowance and club dues
(3)  Automobile allowance
(4) This compensation is from Mr. Brown's employment as President and CEO of First National Sylacauga Corporation and First National
(5) This compensation is from Mr. Townson's employment as Chief Executive Officer of Valley National Corporation and Valley National
(6)  Director Fees

                      OPTIONS GRANTED IN LAST FISCAL YEAR

  No stock options were granted to any directors, officers or employees during 1999.

                      AGGREGATE OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

  Although no options were granted or exercised during 1999, the following table provides the number of securities underlying unexercised options at fiscal year end and their values.

                                                           Number of Securities              Value of Unexercised
                                                          Underlying Unexercised             In-the-Money Options
                            Number of                   Options at Fiscal Year End           at Fiscal Year End (1)
                         Shares Acquired Value Realized --------------------------------   -------------------------
Name                       on Exercise   Upon Exercise  Exercisable       Unexercisable    Exercisable Unexercisable
----                     --------------- -------------- --------------    --------------   ----------- -------------
Harry I. Brown, Jr. ....         0              0                 60,000                 0   559,800          0
Steven R. Townson.......         0              0                 75,000                 0   699,750          0

--------
(1) Based on the closing price of our common stock on December 31, 1999 of $16.00 per share and an exercise price of $6.67 per share

                     REPORT OF THE COMPENSATION COMMITTEE

  The compensation committee met once during 1999, to determine executive officers' salaries. Based on Mr. Townson's additional responsibilities at both banks his salary was raised $32,601 to $157,601. Mr. Brown salary was increased $6,000 to $131,000 pursuant to a decrease in his salary continuation plan. The compensation committee does not use any formal policy or standard in making its decisions on compensation.

               COMPENSATION INTERLOCK AND INSIDER PARTICIPATION

  The compensation committee consists of directors Brown, Sr., Reeves, Styres and Zodrow. No member of the compensation committee is a current officer or employee of Frontier. Mr. Brown, Sr. is Chairman of First National and is the father of Mr. Brown Jr., who is Chairman of Frontier. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or compensation committee.

                        COMMON STOCK PERFORMANCE GRAPH

  The following graph shows the cumulative return since our common stock began trading on the NASD's Over-the-Counter Bulletin Board in October 1998 as compared to The Nasdaq National Market (US Companies) and Nasdaq Bank Stocks:

             [GRAPH OF TOTAL RETURN TO STOCKHOLDERS APPEARS HERE]

                              Total Return Analysis

                                                       10/6/98 12/31/98 12/31/99
                                                       ------- -------- --------
      Frontier National............................... $100.00 $ 95.65  $104.35
      Nasdaq Banks.................................... $100.00 $115.55  $108.85
      Nasdaq Composite................................ $100.00 $145.26  $270.36

     Source: Carl Thompson Associates www.ctaonline.com (800) 959-
             9677. Data from Bloomberg Financial Markets.

                            PRINCIPAL SHAREHOLDERS

  The following table reflects the number of shares of our common stock beneficially owned by (1) each of our directors and nominees for director, (2) certain executive officers who are not directors, (3) all persons who beneficially own 5% or more of our common stock, and (4) our directors, nominees, and executive officers as a group:

                                        Amount and Nature of   Percent of Total
                                       Beneficial Ownership(1)   Common Stock
Name of Beneficial Owner(2)             As of March 20, 1999     Outstanding
---------------------------            ----------------------- ----------------
Wesley L. Bowden, Director............           17,869(3)              *
Harry I. Brown, Jr., Director and
 Executive Officer....................           94,927(4)           2.73%
Harry I. Brown, Sr., Director.........          310,285(5)           9.08%
Benjamin B. McMillan, Executive
 Officer..............................           15,293(10)             *
Kerri C. Newton, Executive Officer....           10,971(11)             *
Mark A. Payne, Executive Officer......            3,322(12)             *
Charles M. Reeves, Jr., Director......          879,614(8)          25.75%
Steven E. Sprayberry, Director........           19,776(7)              *
Raymond C. Styres, Director...........            8,164                 *
Steven R. Townson, Director and
 Executive Officer....................          144,677(6)           4.14%
Christopher N. Zodrow, Director.......           22,880(9)              *
Directors/Nominees and Executive
 Officers as a Group (11 Persons).....        1,527,778             43.03%

--------
 *  Represents less than one percent.
 1. The number of shares of common stock reflected are shares that, under applicable regulations of the Securities and Exchange Commission, are deemed to be beneficially owned. Under the rules of the Securities and Exchange Commission, a person is deemed to beneficially own a security if the person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to beneficially own any shares to which that person has the right to acquire beneficial ownership within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage of class of the person holding such options that are not deemed outstanding for computing the percentage of class for any other person. The total number of shares beneficially owned is divided, where applicable, into two categories: shares as to which voting/investment power is held solely, and shares as to which voting/investment power is shared.
 2. The address of each of the following shareholders is c/o Frontier National Corporation, 43 North Broadway, Sylacauga, Alabama 35150.
 3. Includes 1,500 shares held by Mr. Bowden as custodian for his grandchildren over which Mr. Bowden has sole voting and dispositive power.
 4. Includes 1,665 shares held by Mr. Brown as custodian for his son, 8,626 shares held by The Harry Brown Foundation, Inc., over which Mr. Brown has sole voting and dispositive power, and 60,000 shares which may be acquired within 60 days pursuant to stock options, and 1,101 shares held in the Frontier National Corporation KSOP plan.
 5. These shares are held by Harry I. Brown, Sr. Family, LLC, in which Mr. Brown has sole voting and dispostitive power.
 6. All of Mr. Townson's shares are, subject to regulatory approval, subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP dated August 1998, which require Mr. Townson and the LP to vote their shares together. This total also includes 75,000 shares which could be acquired within 60 days pursuant to stock options and which are also subject to the voting agreement, and 1,092 shares held in the Frontier National Corporation KSOP plan.
 7. These shares do not include 18,501 shares owned by Mr. Sprayberry's wife over which Mr. Sprayberry has no voting or investment power and as to which he disclaims beneficial ownership. Includes 1,349 shares held in Frontier National Corporation KSOP Plan.

 8. Includes 845,854 shares controlled through the CM/FS Reeves Investments, LP. All shares are subject to a voting agreement between Mr. Townson and CM/FS Reeves Investments, LP, dated August 1998, which requires Mr. Townson and the LP to vote their shares together.
 9. Includes 3,480 shares owned by Mr. Zodrow's wife and 1,920 shares owned by Mr. Zodrow's children.
10. Includes 10,000 shares held by the Benjamin B. McMillan Living Trust, in which Mr. McMillan has sole and dispositive power and 5,293 shares owned jointly by Mr. McMillan and his wife under a dividend reinvestment plan held by Sterne, Agee & Leach, Inc.
11. Includes 997 shares held in the Frontier National Corporation KSOP Plan.
12. Includes 490 shares held in the Frontier National Corporation KSOP Plan.

                                 OTHER MATTERS

  The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /S/ Kerri C. Newton
                                          _____________________________________
                                              Kerri C. Newton, Secretary

Sylacauga, Alabama
April 14, 2000

                                     PROXY
                         Frontier National Corporation
                               43 North Broadway
                            Sylacauga, Alabama 35150
                                 (256) 249-0341
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 2000

(1) As to the election of the board of directors listed in the Proxy Statement delivered in connection with the Annual Meeting:
    [_] FOR all nominees      [_] WITHHOLD AUTHORITY to vote for all nominees
    listed below                  listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)
Wesley L. Bowden, Harry I. Brown, Jr., Harry I. Brown, Sr., Charles M. Reeves, Jr., Steven E. Sprayberry, Raymond C. Styres, Steven R. Townson, Christopher N. Zodrow

(2) As to the ratification of the appointment of Schauer, Taylor, Cox & Vise, P.C. as Frontier's independent accountants and auditors for fiscal 2000.
    [_] FOR                       [_] AGAINST                 [_] ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                           (continued on other side)

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.

The undersigned hereby appoints Harry I. Brown, Jr. or Steven R. Townson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Frontier National Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the B. B. Comer Memorial Library, 314 North Broadway, Sylacauga, Alabama 35150, on Monday, May 15, 2000, at 3:00 p.m. Central Daylight Time, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

                                                Date:
                                                   --------------------------

                                                -------------------------------
                                                Signature of Shareholder(s)
                                                Date:
                                                   --------------------------

                                                -------------------------------
                                                Signature of Joint Sharehold-
                                                er(s)

PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.